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                               STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement") is made as of the 9th day of February, 1999, by and between LSB Holdings, Inc. ("LSB") and ClimaChem, Inc. ("CCI").

     WHEREAS, ThermalClime, Inc. ("TCI") is a wholly-owned subsidiary of LSB;

     WHEREAS, CCI desires to purchase all the issued and outstanding stock of TCI; and

     WHEREAS, LSB desires to sell all of the issued and outstanding stock of TCI to CCI.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LSB and CCI agree as follows:

     1. STOCK PURCHASE. Pursuant to the terms and conditions contained herein, LSB hereby agrees to sell to CCI and CCI agrees to purchase from LSB all issued and outstanding shares of the stock of TCI (the "Shares").

     2. DELIVERY OF SHARES. LSB shall deliver to CCI the certificate(s) evidencing the Shares, together with assignments separate from the certificate(s) endorsed in favor of CCI or its designee.

     3. PURCHASE PRICE. After delivery to CCI of the certificate(s) evidencing the Shares, CCI agrees to pay LSB Three Million One Hundred Twelve Thousand, Eight Hundred One and No/100 Dollars ($3,112,801.00).

     4.   MISCELLANEOUS.

          4.1 FULL AGREEMENT. This Agreement embodies all representations, warranties and agreements of the parties and supersedes all negotiations and agreements prior to the execution of this Agreement. This Agreement may not be altered or modified except by an instrument in writing signed by the parties.

          4.2 BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

          4.3 GOVERNING LAW. This Agreement shall be governed by and constructed in accordance with the laws of the State of Oklahoma.

          4.4 SECTION HEADINGS. The section headings contained in this Agreement are for convenience and reference only and shall not in any way affect the meaning or interpretation of this Agreement.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                       LSB HOLDINGS, INC.


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------



                                       CLIMACHEM, INC.



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------




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